Aston Funds

(“The Trust”)

ASTON/River Road Long-Short Fund

Supplement dated September 26, 2011

to the Statement of Additional Information dated December 29, 2010

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the SAI and should be retained and read in conjunction with the SAI. Keep it for future reference.

Effective as of September 30, 2011 the following information replaces the first paragraph under the “Disclosure of Portfolio Holdings” section on page 39 of the Statement of Additional Information:

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s portfolio holdings as of the end of each calendar quarter are posted on the Aston Funds’ website, www.astonfunds.com, on or about the fifteenth day after the quarter-end. Portfolio holdings information is made available to investors and to Intermediaries selling Fund shares only after its public disclosure.

For more information, please call Aston Funds: 800 992-8151 or visit our website at www.astonfunds.com

SAI LS SUP2